UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5445

Name of Registrant: Vanguard Fenway Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	R. Gregory Barton, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2003– September 30, 2004

Item 1: Reports to Shareholders

Vanguard® Equity Income Fund

September 30, 2004

YOUR FUND REPORT

CONTENTS
1	LETTER FROM THE CHAIRMAN
6	FUND PROFILE
7	GLOSSARY OF INVESTMENT TERMS
8	PERFORMANCE SUMMARY
9	YOUR FUND'S AFTER-TAX RETURNS
10	ABOUT YOUR FUND'S EXPENSES
12	FINANCIAL STATEMENTS

SUMMARY

• The Investor Shares of Vanguard Equity Income Fund returned 19.1% during the 2004 fiscal year.

• The U.S. stock market enjoyed a strong performance, although the second half of the period saw much smaller advances from stocks than the first half.

• The fund’s return surpassed that of the average mutual fund peer (16.7%), but came up short of the gain of the unmanaged benchmark index (20.5%).

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

• Put your interests first at all times.

• Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.

• Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.

• Communicate candidly not only about the rewards of investing but also about the risks and costs.

• Maintain highly effective controls to safeguard your assets and protect your confidential information.

• Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.

Want less clutter in your mailbox? Just register with Vanguard.com® and opt to get fund reports online.

LETTER FROM THE CHAIRMAN

Dear Shareholder,

Vanguard Equity Income Fund’s Investor Shares returned 19.1% during the 2004 fiscal year. This result fell somewhat short of the performance of the fund’s benchmark, the Russell 1000 Value Index, but surpassed the 16.7% gain of the average competing mutual fund. The fund’s strong absolute result reflected investors’ preference for value-oriented stocks during the period.

At the end of the fiscal year, the Equity Income Fund’s dividend yield was 2.6% (2.7% for Admiral Shares), a notch below the fund’s 2.7% yield at the beginning of the period. However, the fund’s yield remained much higher than the overall stock market’s 1.6% yield.

2004 Total Returns	Fiscal Year Ended September 30
Vanguard Equity Income Fund
Investor Shares	19.1%
Admiral Shares	19.2
Russell 1000 Value Index	20.5
Average Equity Income Fund*	16.7
Dow Jones Wilshire 5000 Index	14.8

*Derived from data provided by Lipper Inc.

The adjacent table shows the total returns (capital change plus reinvested distributions) for the fund’s Investor and Admiral Shares, the Russell 1000 Value Index, its peer-fund average, and the Dow Jones Wilshire 5000 Composite Index, which tracks the entire U.S. stock market. We expect the fund to make year-end distributions from net realized capital gains totaling about $1.05 per share for the Investor Shares and about $2.20 per share for the Admiral Shares. Capital gains distributions will be made in December 2004. If you own the fund in a taxable account, you may wish to review our report on the fund’s after-tax returns on page 9.

STOCKS FARED WELL, THEN COOLED OFF

A strong rally in U.S. stock prices from the beginning of fiscal year 2004 through February produced solid gains for most major indexes. These

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Admiral™ Shares

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

advances were fueled by solid corporate earnings growth and a slew of economic reports suggesting robust growth and job-market improvement. However, despite volatility during the final seven months of the period—from March through September—most indexes saw relatively little change. The earlier enthusiasm for stocks wore thin, as economic reports turned less favorable and the economy showed the strain of rising crude-oil prices. For the 12 months, the Dow Jones Wilshire 5000 Index returned 14.8%.

Smaller-capitalization stocks provided higher returns for the fiscal year than did large-caps. Across the market-cap spectrum, value-oriented stocks (those that generally trade at below-market valuations relative to their book values and other fundamental measures) outpaced growth-oriented issues (those expected to return above-average earnings growth). Returns from most international markets were enhanced for U.S.-based investors by the continued weakness of the greenback relative to major currencies.

Market Barometer

		Average Annual Total Returns Periods Ended September 30, 2004
		One Year	Three Years	Five Years
Stocks	Russell 1000 Index (Large-caps)	13.9%	4.7%	-0.7%
	Russell 2000 Index (Small-caps)	18.8	13.7	7.4
	Dow Jones Wilshire 5000 Index	14.8	6.1	0.0
	(Entire market)
	MSCI All Country World Index
	ex USA (International)	23.1	11.4	0.5

Bonds	Lehman Aggregate Bond Index	3.7%	5.9%	7.5%
	(Broad taxable market)
	Lehman Municipal Bond Index	4.6	5.8	6.8
	Citigroup 3-Month Treasury Bill Index	1.0	1.4	3.0

CPI	Consumer Price Index	2.5%	2.1%	2.5%

BOND MARKET WAS SWAYED BY ECONOMIC UNCERTAINTIES

For the first half of the period, the continued decline in yields boosted bond prices and returns. In April, however, yields began to march higher as reports showed higher-than-expected inflation and strong job growth. Yields tailed off again in August and September, as reports suggested the economic recovery had lost some steam. The yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, started the fiscal year at 3.94%, dropped to a low of 3.69% in March, climbed to 4.65% by the end of May, and finished the period at 4.12%.

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Investment-grade taxable bonds, as measured by the Lehman Brothers Aggregate Bond Index, returned 3.7% for the 12 months. Corporate bonds continued to offer competitive returns relative to their government counterparts. The yield of the 3-month Treasury bill (a proxy for money market rates) rose 0.76 percentage point in the second six months in response to the Federal Reserve Board’s three separate actions—in June, August, and September—to raise its target for the federal funds rate. The Treasury bill, which yielded 0.94% at the start and midpoint of the fiscal year, yielded 1.70% as of September 30.

ANOTHER SOLID PERFORMANCE FROM THE FUND'S VALUE-ORIENTED PORTFOLIO

The 19.1% fiscal-year return for Equity Income Fund’s Investor Shares was excellent on an absolute basis. In the first half of the fiscal year, the fund earned 15.8%, while its second-half return was a more modest 2.9%. Although Equity Income’s performance easily surpassed that of its average peer, the fund’s return was 1.4 percentage points shy of the benchmark index’s result.

Fund Assets Managed	September 30, 2004
	$ Million	Percentage
Wellington Management Company, LLP	$1,655	47%

Vanguard Quantitative Equity Group	1,027	30

John A. Levin & Company, Inc.	642	19

Cash Investments*	124	4

Total	$3,448	100%

*These short-term reserves are invested by The Vanguard Group in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

As you know, the fund’s investment strategy leads it to invest in stocks of companies that pay above-average dividends and have prospects of long-term capital appreciation. The fund benefited most notably from two sectors that typically offer the type of stocks its advisors seek—integrated oils and materials & processing. (These two groups together represented nearly 20% of assets, on average, for the fiscal year.) The fund’s integrated oils holdings surged over 40% in response to growing world demand and record-setting crude oil prices. The largest contributors to return in this sector were ExxonMobil (+35%) and ChevronTexaco (+55%). The fund’s holdings in materials & processing reaped rewards from worldwide growth in demand for raw materials, such as steel, iron, and chemicals, which meant increased pricing power for firms in that sector. Among the fund-sector standouts were Alcoa (+31%), Dow Chemical (+43%), and Eastman Chemical (+48%).

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Conversely, the fund was hurt by some poor stock selections and, in relative terms at least, missed opportunities. Although the financial services sector represented the largest share of the fund’s holdings, the fund was notably underweight, on average, in the sector versus the index. However, rising interest rates did not appear to have as profound an impact on the sector’s stocks as the advisors may have anticipated. The fund also underperformed versus the index in its stock choices in the producer durables sector.

THE FUND’S LONG-RUN PERFORMANCE HAS BEEN VERY GOOD

It would be unreasonable to expect your fund to be at the front of the pack in all market environments. Although Equity Income’s long-term record—like those of so many equity funds—was affected by the recent three-year market downturn, we are pleased with its overall strength. We believe the diversity of management styles and stock-selection methodologies offered by our three investment advisors—Wellington Management Company, Vanguard Quantitative Equity Group, and John A. Levin & Company—has made the fund a fine representative of the virtues of income-oriented stock investing.

As the table below shows, the Equity Income Fund’s average annual total return of 11.6% since September 30, 1994, exceeds that of its peer funds by 2.4 percentage points per year—a margin that produced a $5,683 difference in the ending values of comparable $10,000 investments made on that date. The fund has also surpassed the return of the broad-market Dow Jones Wilshire 5000 Index by almost a percentage point. However, the fund’s average annual return has lagged that of the “best fit” Russell 1000 Value Index by almost a full percentage point.

Total Returns	Ten Years Ended September 30, 2004
	Average Annual Return	Final Value of a $10,000 Initial Investment
Equity Income Fund

Investor Shares	11.6%	$29,897

Russell 1000 Value Index	12.5	32,560

Average Equity

Income Fund	9.2	24,214

Dow Jones

Wilshire 5000 Index	10.7	27,722

DON’T TURN AWAY FROM YOUR PLAN

The stock and bond markets are continually enticing investors with an ever-changing array of investment options. However, we urge you to resist the temptation to invest in the “next big thing.” Rather, as always,

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we advise you to stick with a carefully determined investment plan through good times and bad. A balanced portfolio of stocks, bonds, and cash investments that is consistent with your risk tolerance and tailored to your individual needs and goals can help you blunt the pain of a decline in one asset class, while allowing you to benefit from the strong performance of another.

Vanguard Equity Income Fund, with its long-term focus on attractively valued income-producing stocks and its moderate risk level, can serve as a component of this type of diversified portfolio. We thank you for your ongoing confidence in Vanguard.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

OCTOBER 12, 2004

Your Fund's Performance at a Glance		September 30, 2003-September 30, 2004

			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains
Equity Income Fund
Investor Shares	$20.11	$22.82	$0.585	$0.477
Admiral Shares	42.15	47.83	1.273	1.000

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As of 9/30/2004

FUND PROFILE

This Profile provides a snapshot of the fund’s characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 7.

EQUITY INCOME FUND
Portfolio Characteristics

	Fund	Comparative Index*	Broad Index**
Number of Stocks	172	702	5,018
Median Market Cap	$28.0B	$32.2B	$25.7B
Price/Earnings Ratio	16.4x	16.3x	21.5x
Price/Book Ratio	2.4x	2.2x	2.7x
Yield		2.5%	1.6%
Investor Shares	2.6%
Admiral Shares	2.7%
Return on Equity	19.2%	17.8%	15.9%
Earnings Growth Rate	5.9%	8.6%	7.4%
Foreign Holdings	4.2%	0.0%	0.8%
Turnover Rate	36%	—	—
Expense Ratio		—	—
Investor Shares	0.32%
Admiral Shares	0.22%
Short-Term Reserves	1%	—	—

Volatility Measures

	Fund	Comparative Index*	Fund	Broad Index**
R-Squared	0.98	1.00	0.88	1.00
Beta	0.91	1.00	0.86	1.00

Sector Diversification (% of portfolio)

	Fund	Comparative Index*	Broad Index**
Auto & Transportation	2%	2%	3%
Consumer Discretionary	7	9	16
Consumer Staples	7	5	6
Financial Services	32	33	23
Health Care	8	3	12
Integrated Oils	9	9	4
Other Energy	1	3	3
Materials & Processing	9	6	4
Producer Durables	6	4	5
Technology	3	6	13
Utilities	12	13	7
Other	3	7	4

Short-Term Reserves	1%	—	—

Ten Largest Holdings (% of total net assets)

Bank of America Corp.	3.4%
(banking)
Citigroup, Inc.	3.3
(banking)
ExxonMobil Corp.	2.8
(oil)
Caterpillar, Inc.	2.2
(manufacturing)
JPMorgan Chase & Co.	2.0
(banking)
Alcoa Inc.	1.7
(metals and mining)
Emerson Electric Co.	1.7
(electronics)
ConocoPhillips Co.	1.6
(energy and utilities)
Pfizer Inc.	1.6
(pharmaceuticals)
Wells Fargo & Co.	1.5
(banking)

Top Ten	21.8%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

  *Russell 1000 Value Index.
**Dow Jones Wilshire 5000 Index.

Visit our website at Vanguard.com for regularly updated fund information.

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GLOSSARY OF INVESTMENT TERMS

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

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As of 9/30/2004

PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

EQUITY INCOME FUND

Cumulative Performance September 30, 1994–September 30, 2004

	Average Annual Total Returns
	Periods Ended September 30, 2004			Final Value
	One Year	Five Years	Ten Years	of a $10,000 Investment
Equity Income Fund Investor Shares	19.07%	4.15%	11.57%	$29,897
Dow Jones Wilshire 5000 Index	14.76	-0.05	10.73	27,722
Russell 1000 Value Index	20.52	4.31	12.53	32,560
Average Equity Income Fund*	16.67	2.72	9.25	24,214

	One Year	Since Inception**	Final Value of a $250,000 Investment
Equity Income Fund Admiral Shares	19.19%	2.85%	$273,022
Dow Jones Wilshire 5000 Index	14.76	1.22	259,691
Russell 1000 Value Index	20.52	3.68	279,997

Fiscal-Year Total Returns (%) September 30, 1994–September 30, 2004

  *Derived from data provided by Lipper Inc.
**August 13, 2001.
Note: See Financial Highlights tables on pages 18 and 19 for dividend and capital gains information.

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YOUR FUND’S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we used actual 2003 figures and estimates for 2004. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns	Periods Ended September 30, 2004

	One Year	Five Years	Ten Years
Equity Income Fund Investor Shares
Returns Before Taxes	19.07%	4.15%	11.57%
Returns After Taxes on Distributions	18.22	2.82	9.79
Returns After Taxes on Distributions and Sale of Fund Shares	13.44	2.95	9.26

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ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return.

Six Months Ended September 30, 2004

Equity Income Fund	Beginning Account Value 3/31/2004	Ending Account Value 9/30/2004	Expenses Paid During Period*
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,028.63	$1.57
Admiral Shares	1,000.00	1,029.05	1.12
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.45	$1.57
Admiral Shares	1,000.00	1,023.90	1.11

*The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.31% for Investor Shares and 0.22% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

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Expense Ratios:
Your fund compared with its peer group
	Investor Shares	Admiral Shares	Average Equity Income Fund
Equity Income Fund	0.32%	0.22%	1.47%*

*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

Note that the expenses shown in the table on page 10 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

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As of 9/30/2004

FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Equity Income Fund	Shares	Market Value^ (000)
COMMON STOCKS (94.4%) (1)

Auto & Transportation (2.2%)
General Motors Corp.	1,171,800	$ 49,778
Delphi Corp.	897,000	8,333
Burlington Northern
Santa Fe Corp.	201,000	7,700
Tidewater Inc.	214,600	6,985
Genuine Parts Co.	105,668	4,056

		76,852

Consumer Discretionary (6.6%)
Kimberly-Clark Corp.	487,875	31,512
Newell Rubbermaid, Inc.	1,214,450	24,338
Limited Brands, Inc.	814,255	18,150
Regal Entertainment Group
Class A	918,100	17,536
Gannett Co., Inc.	196,500	16,459
May Department Stores Co.	635,804	16,296
Leggett & Platt, Inc.	544,100	15,289
Maytag Corp.	792,300	14,555
Eastman Kodak Co.	397,024	12,792
Home Depot, Inc.	233,075	9,137
McDonald's Corp.	311,600	8,734
Belo Corp. Class A	357,200	8,051
R.R. Donnelley & Sons Co.	255,600	8,005
Gillette Co.	179,008	7,472
Tribune Co.	147,625	6,075
Viacom Inc. Class B	133,900	4,494
*Accenture Ltd.	154,100	4,168
The Stanley Works	88,900	3,781

		226,844

Consumer Staples (6.6%)
Altria Group, Inc.	755,850	35,555
The Coca-Cola Co.	474,305	18,996
Kellogg Co.	419,810	17,909
Albertson's, Inc.	674,900	16,150
H.J. Heinz Co.	409,564	14,753
The Clorox Co.	275,597	14,689
Carolina Group	536,400	13,072
The Procter & Gamble Co.	238,038	12,883
Kraft Foods Inc.	397,500	12,609
General Mills, Inc.	273,673	12,288
Diageo PLC ADR	215,850	10,885

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	Shares	Market Value^ (000)
Sara Lee Corp.	443,945	$ 10,149
PepsiCo, Inc.	165,300	8,042
ConAgra Foods, Inc.	287,300	7,386
Sysco Corp.	209,600	6,271
Campbell Soup Co.	224,366	5,899
Unilever NV ADR	88,200	5,098
Colgate-Palmolive Co.	111,900	5,056

		227,690

Financial Services (31.1%)
Banks—New York City (2.7%)
JPMorgan Chase & Co.	1,695,409	67,359
The Bank of New York Co., Inc.	872,375	25,447

Banks—Outside New York City (14.3%)
Bank of America Corp.	2,713,954	117,595
Wells Fargo & Co.	850,965	50,743
SunTrust Banks, Inc.	686,300	48,322
PNC Financial Services Group	753,169	40,746
National City Corp.	966,400	37,322
U.S. Bancorp	952,231	27,519
Comerica, Inc.	410,800	24,381
First Horizon National Corp.	453,300	19,655
Wachovia Corp.	361,524	16,974
Fifth Third Bancorp	339,900	16,730
Mellon Financial Corp.	576,100	15,952
Northern Trust Corp.	387,500	15,810
Synovus Financial Corp.	353,000	9,231
BB&T Corp.	221,700	8,799
Regions Financial Corp.	263,127	8,699
National Commerce
Financial Corp.	240,200	8,217
City National Corp.	107,100	6,956
KeyCorp	208,770	6,597
FirstMerit Corp.	248,000	6,524
Zions Bancorp	105,300	6,428

Diversified Financial Services (5.9%)
Citigroup, Inc.	2,569,266	113,356
Morgan Stanley	833,950	41,114
Merrill Lynch & Co., Inc.	649,023	32,269
Marsh & McLennan Cos., Inc.	328,253	15,021

Financial—Miscellaneous (2.0%)
Fannie Mae	533,900	33,849
Freddie Mac	253,950	16,568
Fidelity National Financial, Inc.	189,640	7,225
Nationwide Financial Services, Inc. 176,500	6,197
MBNA Corp.	231,200	5,826

Insurance—Life (0.2%)
Jefferson-Pilot Corp.	164,900	8,189
Insurance—Multiline (1.6%)
St. Paul Travelers Cos., Inc.	316,333	10,458
American International
Group, Inc.	133,900	9,104
Cincinnati Financial Corp.	203,470	8,387
Protective Life Corp.	201,300	7,913
Lincoln National Corp.	147,762	6,945
Allstate Corp.	138,700	6,656
Unitrin, Inc.	100,500	4,178
CIGNA Corp.	23,900	1,664

Insurance—Property-Casualty (2.6%)
XL Capital Ltd. Class A	538,800	39,866
ACE Ltd.	577,200	23,123
The Chubb Corp.	314,001	22,068
Mercury General Corp.	72,200	3,819

Real Estate Investment Trust (0.6%)
Regency Centers Corp. REIT	401,400	18,661
General Growth
Properties Inc. REIT	104,300	3,233

Savings & Loan (1.2%)
Washington Mutual, Inc.	473,965	18,523
New York Community
Bancorp, Inc.	657,300	13,501
Astoria Financial Corp.	237,300	8,422

		1,072,141

Health Care (7.1%)
Pfizer Inc.	1,830,555	56,015
Wyeth	1,330,498	49,761
Abbott Laboratories	997,036	42,234
Baxter International, Inc.	829,400	26,674
Johnson & Johnson	393,841	22,185
Bristol-Myers Squibb Co.	629,732	14,906
GlaxoSmithKline PLC ADR	286,893	12,546
Merck & Co., Inc.	362,788	11,972
Eli Lilly & Co.	125,969	7,564

		243,857

Integrated Oils (8.4%)
ExxonMobil Corp.	2,022,930	97,768
ConocoPhillips Co.	681,700	56,479
BP PLC ADR	723,386	41,616
ChevronTexaco Corp.	702,020	37,656
Shell Transport &
Trading Co. ADR	632,100	28,135
Unocal Corp.	390,775	16,803
Royal Dutch
Petroleum Co. ADR	212,500	10,965

		289,422

13

Equity Income Fund	Shares	Market Value^ (000)
Other Energy (0.6%)
Halliburton Co.	267,700	$ 9,019
Kerr-McGee Corp.	128,400	7,351
Williams Cos., Inc.	413,700	5,006

		21,376

Materials & Processing (9.4%)
Alcoa Inc.	1,758,600	59,071
Dow Chemical Co.	1,121,345	50,662
Weyerhaeuser Co.	587,800	39,077
E.I. du Pont de Nemours & Co.	892,927	38,217
PPG Industries, Inc.	434,400	26,620
Eastman Chemical Co.	360,900	17,161
Air Products & Chemicals, Inc.	312,300	16,983
Archer-Daniels-Midland Co.	795,000	13,499
Freeport-McMoRan
Copper & Gold, Inc. Class B	263,300	10,664
Lyondell Chemical Co.	438,700	9,853
Avery Dennison Corp.	106,100	6,979
Sonoco Products Co.	251,700	6,655
Alcan Inc.	120,525	5,761
International Paper Co.	141,620	5,723
Aracruz Celulose SA ADR	150,700	4,991
MeadWestvaco Corp.	127,900	4,080
Temple-Inland Inc.	60,200	4,042
Lafarge North America Inc.	46,300	2,171

		322,209

Producer Durables (5.6%)
Caterpillar, Inc.	954,500	76,790
Emerson Electric Co.	922,459	57,091
Lockheed Martin Corp.	261,175	14,568
Northrop Grumman Corp.	253,750	13,532
Pitney Bowes, Inc.	299,035	13,187
Koninklijke (Royal)
Philips Electronics N.V	423,650	9,706
United Technologies Corp.	54,900	5,127
The Boeing Co.	77,732	4,013

		194,014

Technology (2.6%)
Hewlett-Packard Co.	1,766,600	33,124
Rockwell Automation, Inc.	413,800	16,014
Electronic Data Systems Corp.	788,500	15,289
Raytheon Co.	249,800	9,487
Microsoft Corp.	331,950	9,178
International Business
Machines Corp.	79,600	6,825

		89,917

Utilities (11.3%)
SBC Communications Inc.	1,891,973	49,097
Verizon Communications Inc.	837,682	32,988
BellSouth Corp.	1,111,704	30,149
Entergy Corp.	483,150	29,284
Dominion Resources, Inc.	434,485	28,350
FPL Group, Inc.	410,833	28,068
Exelon Corp.	749,800	27,510
TXU Corp.	486,900	23,332
Sprint Corp.	776,800	15,637
Duke Energy Corp.	675,334	15,458
SCANA Corp.	362,225	13,525
Questar Corp.	275,000	12,601
AT&T Corp.	825,870	11,826
Cinergy Corp.	248,400	9,837
Pinnacle West Capital Corp.	200,400	8,317
Kinder Morgan, Inc.	125,000	7,853
DPL Inc.	370,700	7,629
PPL Corp.	159,600	7,530
ALLTEL Corp.	131,200	7,204
Wisconsin Energy Corp.	202,500	6,460
NiSource, Inc.	299,500	6,293
Ameren Corp.	125,700	5,801
Puget Energy, Inc.	240,900	5,468

		390,217

Other (2.9%)
General Electric Co.	1,137,624	38,201
Honeywell International Inc.	595,937	21,370
Textron, Inc.	267,100	17,167
Teleflex Inc.	366,800	15,589
Tyco International Ltd.	292,700	8,974

		101,301

TOTAL COMMON STOCKS
(Cost $2,686,637)		3,255,840

PREFERRED STOCK (0.4%)

The News Corp. Ltd. ADR Pfd.
(Cost $12,346)	448,325	14,046

TEMPORARY INVESTMENTS (5.6%) (1)

Exchange-Traded Funds (1.1%)
Vanguard Index Participation
Equity Receipts—
Total Stock Market	76,273	8,219
Value	624,700	31,329

		39,548

Money Market Fund (3.0%)
Vanguard Market
Liquidity Fund, 1.74%**	79,419,039	79,419
Vanguard Market Liquidity
Fund, 1.74%**—Note G	25,094,200	25,094

		104,513

14

	Face Amount (000)	Market Value^ (000)
U.S. Agency Obligations (0.3%)
Federal National Mortgage Assn.†
(2) 1.45%, 10/6/2004	$6,000	$5,999
(2) 1.58%-1.63%, 10/27/2004	1,000	999
(2) 1.84%, 1/10/2005	2,000	1,989

		8,987

Repurchase Agreement (1.2%)
Goldman, Sachs & Co.
1.89%, 10/1/2004
(Dated 9/30/2004,
Repurchase Value $40,202,000,
collateralized by Federal National
Mortgage Association,
5.00%, 5/1/2034)	40,200	40,200

TOTAL TEMPORARY INVESTMENTS
(Cost $191,884)		193,248

TOTAL INVESTMENTS (100.4%)
(Cost $2,890,867)		3,463,134

OTHER ASSETS AND LIABILITIES (-0.4%)

Other Assets—Note C		40,252
Liabilities—Note G		(55,553)

		(15,301)

NET ASSETS (100%)		$3,447,833

^See Note A in Notes to Financial Statements.
*Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
† The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S.
   Treasury (beyond the issuer’s line of credit) would require congressional action.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts and exchange-traded funds. After giving effect to these investments, the fund’s effective common stock and temporary cash investment positions represent 98.0%
   and 2.0%, respectively, of net assets. See note E in Notes to Financial Statements.
(2)Securities with an aggregate value of $8,987,000 segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.

Amount (000)
AT SEPTEMBER 30, 2004, NET ASSETS CONSISTED OF:
Paid-in Capital	$2,720,465
Overdistributed Net Investment Income	(1,841)
Accumulated Net Realized Gains	156,994
Unrealized Appreciation (Depreciation)
Investment Securities	572,267
Futures Contracts	(52)

NET ASSETS	$3,447,833

Investor Shares—Net Assets
Applicable to 124,379,680 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$2,838,116

NET ASSET VALUE PER SHARE—
INVESTOR SHARES	$22.82

Admiral Shares—Net Assets
Applicable to 12,748,116 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$609,717

NET ASSET VALUE PER SHARE—
ADMIRAL SHARES	$47.83

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

15

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Equity Income Fund Year Ended September 30, 2004 (000)
INVESTMENT INCOME
Income
Dividends	$ 90,263
Interest	1,579
Security Lending	145

Total Income	91,987

Expenses
Investment Advisory Fees—Note B
Basic Fee	3,229
Performance Adjustment	114
The Vanguard Group—Note C
Management and Administrative
Investor Shares	5,300
Admiral Shares	523
Marketing and Distribution
Investor Shares	326
Admiral Shares	67
Custodian Fees	46
Auditing Fees	19
Shareholders' Reports
Investor Shares	70
Admiral Shares	1
Trustees' Fees and Expenses	3

Total Expenses	9,698
Expenses Paid Indirectly—Note D	(510)

Net Expenses	9,188

NET INVESTMENT INCOME	82,799

REALIZED NET GAIN (LOSS)
Investment Securities Sold	174,632
Futures Contracts	9,054

REALIZED NET GAIN (LOSS)	183,686

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	246,151
Futures Contracts	1,867

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	248,018

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$514,503

16

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	Equity Income Fund
	Year Ended September 30,
	2004 (000)	2003 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$82,799	$61,643
Realized Net Gain (Loss)	183,686	49,610
Change in Unrealized Appreciation (Depreciation)	248,018	277,680

Net Increase (Decrease) in Net Assets Resulting from Operations	514,503	388,933

Distributions
Net Investment Income
Investor Shares	(69,799)	(52,982)
Admiral Shares	(14,449)	(9,229)
Realized Capital Gain*
Investor Shares	(53,695)	—
Admiral Shares	(9,958)	—

Total Distributions	(147,901)	(62,211)

Capital Share Transactions—Note H
Investor Shares	308,594	161,440
Admiral Shares	135,998	120,194

Net Increase (Decrease) from Capital Share Transactions	444,592	281,634

Total Increase (Decrease)	811,194	608,356

Net Assets
Beginning of Period	2,636,639	2,028,283

End of Period	$3,447,833	$2,636,639

*Includes fiscal 2004 short-term gain distributions totaling $7,073,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

17

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Equity Income Fund Investor Shares

	Year Ended September 30,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$20.11	$17.36	$22.22	$24.06	$24.14
Investment Operations
Net Investment Income	.576	.50	.48	.539	.62
Net Realized and Unrealized Gain (Loss)
on Investments	3.196	2.75	(4.26)	(.699)	.81

Total from Investment Operations	3.772	3.25	(3.78)	(.160)	1.43

Distributions
Dividends from Net Investment Income	(.585)	(.50)	(.48)	(.540)	(.64)
Distributions from Realized Capital Gains	(.477)	—	(.60)	(1.140)	(.87)

Total Distributions	(1.062)	(.50)	(1.08)	(1.680)	(1.51)

Net Asset Value, End of Period	$22.82	$20.11	$17.36	$22.22	$24.06

Total Return	19.07%	18.87%	-17.89%	-0.81%	6.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,838	$2,221	$1,776	$2,182	$2,420
Ratio of Total Expenses to Average Net Assets*	0.32%	0.45%	0.46%	0.47%	0.43%
Ratio of Net Investment Income to Average Net Assets	2.61%	2.61%	2.21%	2.26%	2.59%
Portfolio Turnover Rate	36%	55%	21%	31%	36%

*Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.03%, 0.03%, 0.02%, and (0.02%).

18

Equity Income Fund Admiral Shares
	Year Ended September 30,			Aug.13* to Sept. 30,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$42.15	$36.39	$46.57	$50.00
Investment Operations
Net Investment Income	1.255	1.078	1.040	.128
Net Realized and Unrealized Gain (Loss) on Investments	6.698	5.770	(8.918)	(3.301)

Total from Investment Operations	7.953	6.848	(7.878)	(3.173)

Distributions
Dividends from Net Investment Income	(1.273)	(1.088)	(1.044)	(.257)
Distributions from Realized Capital Gains	(1.000)	—	(1.258)	—

Total Distributions	(2.273)	(1.088)	(2.302)	(.257)

Net Asset Value, End of Period	$47.83	$42.15	$36.39	$46.57

Total Return	19.19%	18.98%	-17.80%	-6.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$610	$416	$253	$162
Ratio of Total Expenses to Average Net Assets**	0.22%	0.35%	0.39%	0.39%†
Ratio of Net Investment Income to Average Net Assets	2.71%	2.71%	2.29%	2.11%†
Portfolio Turnover Rate	36%	55%	21%	31%

  *Inception.
**Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.03%, 0.03%, and 0.02%.
  † Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

19

NOTES TO FINANCIAL STATEMENTS

Vanguard Equity Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard(R)Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices yields maturities and ratings) both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost which approximates market value.

2.	Futures Contracts: The fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.	Repurchase Agreements: The fund, along with other members of The Vanguard Group, may transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government and agency securities. The fund may also invest directly in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4.	Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

20

6.	Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.   John A. Levin & Co., Inc., and Wellington Management Company, LLP, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for John A. Levin & Co., Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index. The basic fee for Wellington Management Company, LLP, is subject to quarterly adjustments based on performance for the preceding three years relative to the Lipper Equity Income average.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $529,000 for the year ended September 30, 2004.

For the year ended September 30, 2004, the aggregate investment advisory fee represented an effective annual basic rate of 0.10% of the fund’s average net assets before an increase of $114,000 based on performance.

C.     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2004, the fund had contributed capital of $486,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.49% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D.     The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended September 30, 2004, these arrangements reduced expenses by $510,000 (an annual rate of 0.02% of average net assets).

E.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $10,629,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at September 30, 2004, the fund had $69,496,000 of ordinary income and $91,914,000 of long-term capital gains available for distribution.

21

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At September 30, 2004, net unrealized appreciation of investment securities for tax purposes was $570,006,000, consisting of unrealized gains of $622,913,000 on securities that had risen in value since their purchase and $52,907,000 in unrealized losses on securities that had fallen in value since their purchase.

At September 30, 2004, the aggregate settlement value of open futures contracts expiring in December 2004 and the related unrealized appreciation (depreciation) were:

		(000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500 Index	845	$47,105	$(189)
E-Mini S&P MidCap 400 Index	260	15,447	114
S&P MidCap 400 Index	43	12,773	64
S&P 500 Index	35	9,755	(41)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F.     During the year ended September 30, 2004, the fund purchased $1,455,197,000 of investment securities and sold $1,088,301,000 of investment securities other than temporary cash investments.

G.     The market value of securities on loan to broker/dealers at September 30, 2004, was $24,047,000, for which the fund held cash collateral of $25,094,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H.     Capital share transactions for each class of shares were:

	Year Ended September 30,
	2004		2003
	Amount (000)	Shares (000)	Amount (000)	Shares (000)
Investor Shares

Issued	$601,446	27,041	$468,196	24,298

Issued in Lieu of Cash Distributions	111,090	5,086	46,697	2,417

Redeemed	(403,942)	(18,185)	(353,453)	(18,541)

Net Increase (Decrease)—Investor Shares	308,594	13,942	161,440	8,174

Admiral Shares

Issued	216,735	4,610	167,849	4,133

Issued in Lieu of Cash Distributions	18,133	396	7,034	173

Redeemed	(98,870)	(2,122)	(54,689)	(1,381)

Net Increase (Decrease)—Admiral Shares	135,998	2,884	120,194	2,925

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard Equity Income Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Equity Income Fund (the “Fund”) at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia,Pennsylvania

November 3, 2004

SPECIAL 2004 TAX INFORMATION

(UNAUDITED) FOR VANGUARD EQUITY INCOME FUND

This information for the fiscal year ended September 30, 2004, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $62,631,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $91,320,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 51.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

23

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard® funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (131)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (131)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001†	Trustee (131)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (131)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

†	December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds, and the Vanguard® State Tax-Exempt Funds.

the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (131)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (131)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (131)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (131)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 1- 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.

World Wide Web
www.vanguard.com

Fund Information
1-800-662-7447

Direct Investor
Account Services
1-800-662-2739

Institutional Investor
Services
1-800-523-1036

Text Telephone
1-800-952-3335

© 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q650 112004

Vanguard® Growth Equity Fund

September 30, 2004

Your Fund Report

CONTENTS
1	LETTER FROM THE CHAIRMAN
6	REPORT FROM THE ADVISOR
9	FUND PROFILE
10	GLOSSARY OF INVESTMENT TERMS
11	PERFORMANCE SUMMARY
12	YOUR FUND'S AFTER-TAX RETURNS
13	ABOUT YOUR FUND'S EXPENSES
15	FINANCIAL STATEMENTS

SUMMARY

• Vanguard Growth Equity Fund returned 4.6% during the 12 months ended September 30, 2004, underperforming its benchmark index and average peer.

• Stocks benefited from solid earnings growth and positive economic reports in the first half of the year, but were flat in the second half as investors reacted to rising oil prices and less favorable economic news.

• Growth stocks trailed value stocks during the period. The fund’s holdings in its largest sectors retreated more than those in the broader sectors that the fund mirrors.

VANGUARD'S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

• Put your interests first at all times.
• Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
• Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
• Communicate candidly not only about the rewards of investing but also about the risks and costs.
• Maintain highly effective controls to safeguard your assets and protect your confidential information.
• Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.

Want less clutter in your mailbox? Just register with Vanguard.com® and opt to get fund reports online.

LETTER FROM THE CHAIRMAN

Dear Shareholder,

The modest lead that Vanguard Growth Equity Fund enjoyed six months ago over its benchmark index and average peer fund vanished during the final six months of its 2004 fiscal year.The fund gained 4.6% for the 12 months ended September 30, trailing the 7.5% return of the Russell 1000 Growth Index and the 7.1% captured by the average large-capitalization growth fund.

Growth stocks, whose prices reflect expectations of strong earnings growth, struggled relative to value stocks during the year, as reports on the state of the U.S. economy were mixed during the second half of the period. Moreover, selections in three of the fund’s four largest sector weightings fared poorly relative to the same sectors in the index.

2004 Total Returns	Fiscal Year Ended September 30

Vanguard Growth Equity Fund	4.6%
Russell 1000 Growth Index	7.5
Average Large-Cap Growth Fund*	7.1
Dow Jones Wilshire 5000 Index	14.8

*Derived from data provided by Lipper Inc.

Information about the fund’s change in net asset value and per-share distributions appears in the table on page 5. If you hold the Growth Equity Fund in a taxable account, you can review the fund’s after-tax return figures on page 12.

STOCKS FARED WELL, THEN COOLED OFF

A strong rally in U.S. stock prices from the beginning of fiscal year 2004 through February produced solid gains for most major indexes. These advances were fueled by solid corporate earnings growth and a slew of economic reports suggesting robust growth and job-market improvement. However, despite volatility during the final seven months of the period—from March through September—most indexes saw relatively little change. The earlier enthusiasm for stocks wore thin, as

1

economic reports turned less favorable and the economy showed the strain of rising crude-oil prices. For the 12 months, the broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, returned 14.8%.

Smaller-capitalization stocks provided higher returns for the fiscal year than did large-caps. Returns from most international markets were enhanced for U.S.-based investors by the continued weakness of the greenback relative to major currencies.

BOND MARKET WAS SWAYED BY ECONOMIC UNCERTAINTIES

For the first half of the period, the continued decline in yields boosted bond prices and returns. In April, however, yields began to march higher as reports showed higher-than-expected inflation and strong job growth. Yields tailed off again in August and September, as reports suggested the economic recovery had lost some steam. The yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, started the fiscal year at 3.94%, dropped to a low of 3.69% in March, climbed to 4.65% by the end of May, and finished the period at 4.12%.

Market Barometer	Average Annual Total Returns Periods Ended September 30, 2004
	One Year	Three Years	Five Years

Stocks
Russell 1000 Index (Large-caps)	13.9%	4.7%	-0.7%
Russell 2000 Index (Small-caps)	18.8	13.7	7.4
Dow Jones Wilshire 5000 Index	14.8	6.1	0.0
(Entire market)
MSCI All Country World Index
ex USA (International)	23.1	11.4	0.5

Bonds
Lehman Aggregate Bond Index	3.7%	5.9%	7.5%
(Broad taxable market)
Lehman Municipal Bond Index	4.6	5.8	6.8
Citigroup 3-Month Treasury Bill Index	1.0	1.4	3.0

CPI
Consumer Price Index	2.5%	2.1%	2.5%

Investment-grade taxable bonds, as measured by the Lehman Brothers Aggregate Bond Index, returned 3.7% for the 12 months.

Corporate bonds continued to offer competitive returns relative to their government counterparts. The yield of the 3-month Treasury bill (a proxy for money market rates) rose 0.76 percentage point in the second six months in response to the Federal Reserve Board’s three separate actions—in June, August, and September—to raise its target for the federal funds rate. The Treasury bill, which yielded 0.94% at the start and midpoint of the fiscal year, yielded 1.70% as of September 30.

2

FUND’S LARGEST SECTORS LAGGED THE BENCHMARK

Vanguard Growth Equity Fund’s allocations among industry sectors parallel those of the Russell 1000 Growth Index. Within those sectors, the fund manager, Turner Investment Partners, attempts to hold the stocks with the strongest growth prospects, while avoiding those deemed to have relatively less earnings growth potential. The advisor’s stock selection process leads to a more concentrated portfolio than the benchmark. At period end, the fund held 92 stocks, compared with the Russell’s 623 stocks. At the sector level, this means the fund is hitching its wagon to relatively few stocks, compared with its benchmark. When the advisor picks correctly, these targeted positions can be very rewarding; when the fund’s selections underperform, the shortfall can be pronounced.

At the end of the fund’s fiscal year, about 45% of its assets were in health care and technology stocks, right in line with the benchmark. However, the fund lagged the Russell 1000 Growth Index in both areas. In health care, selections in pharmaceutical and biotechnology stocks were poor performers during the period. Within technology, several holdings were affected by a downturn in earnings for semiconductor stocks and by restraint in corporate spending on technology.

The fund also lost ground with its holdings in producer durables, where it overweighted Applied Materials, a maker of equipment for building computer chips that, despite its industry classification, tends to behave more like a tech stock—the market’s weakest sector during 2004.

CONSUMER STOCKS PROVIDED SUCCESSES

The fund outperformed the index in some areas, including consumer discretionary and consumer staples stocks. Significant positions in Yahoo!, Starbucks, Carnival, and Whole Foods Market were among the largest contributors in these areas, with each stock rising more than 40% during the period.

The fund held a significant position in industrial conglomerates, such as General Electric and Tyco International, which were among the fund’s best performers.

3

Total Returns	Ten Years Ended September 30, 2004
	Average Annual Return	Final Value of a $10,000 Initial Investment

Growth Equity Fund*	7.8%	$21,213
Russell 1000 Growth Index	8.7	23,060
Average Large-Cap
Growth Fund	8.4	22,378
Dow Jones Wilshire
5000 Index	10.7	27,722

*Prior to June 12, 2000, the fund was organized as the Turner Growth Equity Fund.

IN LONG-TERM PERFORMANCE, THE FUND LAGS ITS PEERS

The fund has turned in positive performances in eight of the past ten years. The two negative years, however, were heart-stopping. The fund’s best single-year gain during the decade—51.1% in 2000—was more than matched by a –55.9% drop in 2001. The ten-year average annualized return stands at 7.8% for the fund, trailing results for its benchmark and the average among peer funds. The adjacent table compares the values of hypothetical initial $10,000 investments in the fund and its comparative standards after ten years.

Investors in this fund are no strangers to extreme moves. The fund aggressively pursues stocks with potential for earnings gains that outdistance market averages. Because so much is expected of these stocks, they have far to fall when they struggle, even temporarily. Occasional sharp declines can be considered a cost of this aggressive pursuit of long-term growth.

During the past decade, a performance-crushing bear market followed an extended bull market. While we don’t know for certain what types of markets lie ahead or how Turner’s approach will fare, we have confi-dence that the firm’s skill and experience will serve growth investors well over the long term. If you share the advisor’s perspective that the market’s strongest earners will be its best performers over time, Growth Equity is appropriate for the large-cap growth portion of your portfolio.

TAKE THE LONG VIEW

The patience required of aggressive-growth investors is analogous to the discipline required of any investor. At its core, this discipline includes establishing a well-diversified portfolio of stocks, bonds, and money market investments whose potential risks and rewards are appropriate to your needs (given your goals, time horizon, and risk tolerance), and then sticking with it. We remind you that Growth Equity should serve as just one component of an equity portfolio and is best accompanied

4

by value investments, smaller-capitalization stocks, and international holdings, whose risk and performance profiles differ from that of the fund. A balanced investment plan is your best option for withstanding the market swings that can come at any time.

Thank you for your continued confidence. We never take your trust for granted.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

OCTOBER 14, 2004

Your Fund‘s Performance at a Glance		September 30, 2003—September 30, 2004
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Growth Equity Fund	$8.32	$8.68	$0.02	$0.00

5

REPORT FROM THE ADVISOR

In the 12-month period ended September 30, 2004, the stock market rallied for four months, then marked time for the remaining eight months. As a result, the market held onto the gains generated early in the period. Vanguard Growth Equity Fund, however, didn’t fare quite as well. The fund was up strongly in the first four months of the period, then declined for the remainder. Altogether, the fund gained 4.6%, compared with the Russell 1000 Growth Index’s 7.5% rise.

In our opinion, a stock market psychology that turned negative, risk-averse, and oblivious to earnings fundamentals worked to the disadvantage of the fund for most of the period. The fund emphasizes stocks of companies with above-average earnings prospects, and those stocks were largely out of favor. Central to the fund’s lagging performance, in our view, was a disconnect between the fundamentals of the companies owned and the performance of the shares of those companies. Valuations—not fundamentals—were all-important; value stocks, which are perceived to be relatively safe, markedly outperformed growth stocks, which are perceived to be relatively volatile. For the 12 months, the Russell 1000 Value Index gained 20.5%, beating its growth counterpart by 13 percentage points.

Meanwhile, the fundamentals of the companies owned in the fund were remarkably strong. We expect our holdings to increase their earnings per share by about 22% over the next 12 months, versus an anticipated 18% for the Russell 1000 Growth Index companies (according to a consensus of Wall Street analysts). But as we see it, the strong prospective earnings power of our holdings failed to translate into favorable results for most of the period. That has generally been the case for the fund in periods when stock prices in aggregate slip: The fund tends to underperform in falling markets and tends to do best in flat and rising markets.

Investment Philosophy

The advisor believes that superior long-term results can be achieved by emphasizing stocks that have above-average earnings prospects.

As an indication of the market’s aversion to risk in the period, a growth sector—technology—was the sole sector to suffer a loss. Paradoxically, technology’s earnings prospects are considerably greater than those of

6

any other sector, in our estimation. Because of that strong fundamental outlook, we continue to anticipate a rebound in technology shares when market sentiment finally improves.

Hurting the fund’s performance most were weak results by growth-oriented holdings in three sectors: health care, producer durables, and financial services, which together represented a 41% weighting at year-end. Pharmaceutical, biotechnology, semiconductor-capital-equipment, financial-transaction-processing, investment management, and brokerage stocks did especially poorly.

(A note on sector allocations: We divide the market into ten sectors, collapsing companies in the “other” and “other energy” categories into what we consider the appropriate industry groups. The Fund Profile on page 9 lists all 12 Russell index sectors.)

The biggest detractors from relative performance were our health care holdings, a 24% weighting that gained just 2% versus 7% for the index sector. Among the holdings that underperformed were Guidant, McKesson, Omnicare, Amgen, Teva Pharmaceutical Industries, Watson Pharmaceuticals, Forest Laboratories, Wyeth, and Pfizer.

Three of the fund’s ten sector positions outperformed their corresponding index sectors. Providing the most extra return were holdings in the consumer discretionary sector, which represented about 20% of the portfolio. Those holdings gained 15%, compared with an 11% return for the index sector. Winners here included Internet stocks such as eBay, Yahoo!, VeriSign, and Monster; staffing-services stocks such as Manpower; hotel stocks such as Starwood Hotels & Resorts Worldwide; cosmetics stocks such as Avon Products; and restaurant stocks such as Starbucks. Also contributing to performance were our consumer staples and materials & processing stocks, led by food-processing, specialty-food, and industrial stocks.

In terms of absolute return, our 3% weighting in materials & processing holdings produced a 30% gain, our largest. Conversely, our utilities holdings produced the biggest loss, –12%, with telecommunications stocks losing the most.

We don’t know when fundamentals will matter again to the stock market, but we do know that fundamentals, especially earnings and earnings prospects, drive the stock market over time. And when the market does

7

begin to pay attention to earnings and earnings prospects, we think the fund will do well. Indeed, we think the U.S. stock market may snap out of its lackluster performance for the year-to-date and rally in the fourth quarter and early 2005. That’s based on our belief that the economic recovery is likely to continue and that corporate profits, despite some well-publicized exceptions, may be stronger than expected.

We think stocks that offer especially good return potential now include those of staffing-services firms, security-software providers, makers of biotechnology products and broadband-communications systems, health maintenance organizations, and firms in cyclical industries such as metals and industrial products that tend to perform well when the economic cycle is maturing.

Bob Turner, CHAIRMAN AND CHIEF INVESTMENT OFFICER

TURNER INVESTMENT PARTNERS

OCTOBER 18, 2004

8

As of 9/30/2004

FUND PROFILE

This Profile provides a snapshot of the fund’s characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 10.

GROWTH EQUITY FUND

Portfolio Characteristics
	Fund	Comparative Index*	Broad Index**

Number of Stocks	92	623	5,018
Median Market Cap	$20.6B	$42.7B	$25.7B
Price/Earnings Ratio	29.5x	23.6x	21.5x
Price/Book Ratio	3.6x	4.1x	2.7x
Yield	0.3%	1.0%	1.6%
Return on Equity	18.5%	22.7%	15.9%
Earnings Growth Rate	15.1%	12.2%	7.4%
Foreign Holdings	5.6%	0.0%	0.8%
Turnover Rate	162%	--	--
Expense Ratio	0.72%	--	--
Short-Term Reserves	2%	--	--

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**

R-Squared	0.95	1.00	0.90	1.00
Beta	1.09	1.00	1.16	1.00

Sector Diversification (% of portfolio)
	Fund	Comparative Index*	Broad Index**

Auto & Transportation	2%	2%	3%
Consumer Discretionary	19	20	16
Consumer Staples	8	9	6
Financial Services	12	11	23
Health Care	23	24	12
Integrated Oils	0	0	4
Other Energy	1	2	3
Materials & Processing	3	2	4
Producer Durables	5	5	5
Technology	22	22	13
Utilities	1	1	7
Other	2	2	4

Short-Term Reserves	2%	--	--

*Russell 1000 Growth Index.
**Dow Jones Wilshire 5000 Index.

Ten Largest Holdings (% of total net assets)

Cisco Systems, Inc.	4.2%
(computer hardware)
Dell Inc.	2.9
(computer hardware)
The Procter & Gamble Co.	2.4
(consumer products)
American Express Co.	2.4
(financial services)
PepsiCo, Inc.	2.2
(beverages)
Amgen, Inc.	2.1
(biotechnology)
Anthem, Inc.	2.0
(health care)
American International Group, Inc.	2.0
(insurance)
UnitedHealth Group Inc.	1.8
(health care)
The Goldman Sachs Group, Inc.	1.7
(financial services)

Top Ten	23.7%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

Visit our website at Vanguard.com
for regularly updated fund information.

9

GLOSSARY OF INVESTMENT TERMS

Beta .     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared.      A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield.      A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

10

AS OF 9/30/2004

PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For the performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

GROWTH EQUITY FUND

CUMULATIVE PERFORMANCE                SEPTEMBER 30, 1994 - SEPTEMBER 30, 2004

	Average Annual Total Returns Periods Ended September 30, 2004			Final Value
	One Year	Five Years	Ten Years	of a $10,000 Investment

Growth Equity Fund	4.56%	-6.74%	7.81%	$21,213
Dow Jones Wilshire 5000 Index	14.76	-0.05	10.73	27,722
Russell 1000 Growth Index	7.51	-6.78	8.71	23,060
Average Large-Cap Growth Fund*	7.12	-5.84	8.39	22,378

Fiscal-Year Total Returns (%) September 30, 1994–September 30, 2004

*Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 20 for dividend and capital gains information.

11

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we used actual 2003 figures and estimates for 2004. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns	Periods Ended September 30, 2004
	One Year	Five Years	Ten Years

Growth Equity Fund
Returns Before Taxes	4.56%	-6.74%	7.81%
Returns After Taxes on Distributions	4.52	-8.14	5.02
Returns After Taxes on Distributions and Sale of Fund Shares	3.01	-5.96	5.75

12

ABOUT YOUR FUND'S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2004
Growth Equity Fund	Beginning Account Value 3/31/2004	Ending Account Value 9/30/2004	Expenses Paid During Period*

Based on
Actual Fund Return	$1,000.00	$928.34	$3.43
Based on Hypothetical
5% Yearly Return	1,000.00	1,021.45	3.59

*These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.71%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus.

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Expense Ratios: Your fund compared with its peer group
	Fund	Average Large-Cap Growth Fund

Growth Equity Fund	0.72%	1.61%*

*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the current fund prospectus.

14

As of 9/30/2004

FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Growth Equity Fund	Shares	Market Value^ (000)
COMMON STOCKS (99.6%)

Auto & Transportation (2.1%)
United Parcel Service, Inc.	139,090	$10,560
Expeditors International of
Washington, Inc.	104,520	5,404
Southwest Airlines Co.	34,870	475

		16,439

Consumer Discretionary (19.7%)
Casinos & Gambling (1.0%)
International Game Technology	108,340	3,895
* MGM Mirage, Inc.	71,610	3,555
Communications & Media (1.7%)
* Time Warner, Inc.	809,540	13,066
Consumer Electronics (4.0%)
* Yahoo! Inc.	382,700	12,977
* Electronic Arts Inc.	138,470	6,368
* VeriSign, Inc.	314,330	6,249
* Google Inc.	41,060	5,321
Cosmetics (0.8%)
Avon Products, Inc.	130,170	5,687
Hotel/Motel (1.1%)
Marriott International, Inc.
Class A	161,860	8,410
Publishing--Newspapers (1.5%)
News Corp. Ltd. ADR	341,860	11,237
Restaurants(1.6%)
* Starbucks Corp.	151,320	6,879
Yum! Brands, Inc.	136,830	5,564
Retail (4.9%)
* Kohl's Corp.	167,260	8,060
Best Buy Co., Inc.	141,370	7,668
CDW Corp.	124,027	7,197
* Fisher Scientific International Inc.	119,460	6,968

15

Growth Equity Fund	Shares	Market Value^ (000)

* Chico's FAS, Inc.	120,690	$4,129
* Williams-Sonoma, Inc.	85,440	3,208
Services--Commercial (2.2%)
* eBay Inc.	110,030	10,116
* Monster Worldwide Inc.	279,190	6,879
Textile--Apparel Manufacturing (0.9%)
* Coach, Inc.	165,610	7,025

		150,458

Consumer Staples (7.9%)
The Procter & Gamble Co.	343,560	18,593
PepsiCo, Inc.	350,210	17,038
Walgreen Co.	284,380	10,189
The Clorox Co.	107,710	5,741
Whole Foods Market, Inc.	55,730	4,781
Kellogg Co.	92,670	3,953

		60,295

Financial Services (11.8%)
American Express Co.	355,070	18,272
American International
Group, Inc.	223,400	15,189
The Goldman Sachs Group, Inc.	140,610	13,110
First Data Corp.	261,840	11,390
T. Rowe Price Group Inc.	158,200	8,059
Charles Schwab Corp.	684,150	6,287
Paychex, Inc.	176,080	5,310
* CheckFree Corp.	191,730	5,305
Allstate Corp.	80,640	3,870
* Fiserv, Inc.	99,410	3,465

		90,257

Health Care (22.7%)
Biotech Research & Production (5.8%)
* Amgen, Inc.	278,400	15,780
* Genentech, Inc.	243,460	12,762
* Biogen Idec Inc.	200,020	12,235
* Neurocrine Biosciences, Inc.	70,580	3,329
Drugs & Pharmaceuticals (3.1%)
* Gilead Sciences, Inc.	220,990	8,261
Sanofi-Synthelabo SA ADR	214,760	7,862
* Forest Laboratories, Inc.	174,110	7,831
Electronics--Medical Systems (1.5%)
Medtronic, Inc.	227,860	11,826
Health & Personal Care (2.0%)
* Anthem, Inc.	174,180	15,197
Health Care Management Services (4.3%)
UnitedHealth Group Inc.	191,910	14,151
* Caremark Rx, Inc.	407,800	13,078
Aetna Inc.	61,410	6,137
Medical & Dental Instruments & Supplies (6.0%)
* Boston Scientific Corp.	315,300	12,527
* Zimmer Holdings, Inc.	142,350	11,251
* St. Jude Medical, Inc.	133,440	10,044
Cooper Cos., Inc.	87,060	5,968
C.R. Bard, Inc.	101,960	5,774

		174,013

Materials & Processing (2.7%)
Archer-Daniels-Midland Co.	491,220	8,341
Alcoa Inc.	205,260	6,895
* American Standard Cos., Inc.	142,620	5,549

		20,785

Other Energy (1.4%)
* Smith International, Inc.	91,130	5,534
XTO Energy, Inc.	162,500	5,278

		10,812

Producer Durables (5.4%)
* Applied Materials, Inc.	756,160	12,469
Caterpillar, Inc.	106,650	8,580
Danaher Corp.	150,940	7,740
* Agilent Technologies, Inc.	300,340	6,478
* Waters Corp.	133,460	5,886

		41,153

Technology (22.3%)
Communications Technology (7.2%)
* Cisco Systems, Inc.	1,771,360	32,062
* Juniper Networks, Inc.	367,180	8,665
* Research In Motion Ltd.	85,560	6,533
* Comverse Technology, Inc.	217,020	4,086
* JDS Uniphase Corp.	1,076,800	3,629
Computer Services Software & System (3.9%)
SAP AG ADR	293,620	11,437
* Symantec Corp.	139,220	7,640
Microsoft Corp.	240,410	6,647
* Citrix Systems, Inc.	236,610	4,145
Computer Technology (6.8%)
* Dell Inc.	632,810	22,528
* Zebra Technologies Corp.
Class A	105,270	6,423
* Apple Computer, Inc.	162,790	6,308
* EMC Corp.	540,680	6,239
* Sun Microsystems, Inc.	1,537,920	6,213
* Network Appliance, Inc.	198,680	4,570
Electronics (0.7%)
* Flextronics International Ltd.	414,410	5,491

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	Shares	Market Value^ (000)

Electronics--Semiconductors/Components (3.7%)
Texas Instruments, Inc.	341,200	$7,261
Maxim Integrated Products, Inc.	158,270	6,693
* Marvell Technology Group Ltd.	202,660	5,296
Xilinx, Inc.	195,950	5,291
* Silicon Laboratories Inc.	102,090	3,378

		170,535

Utilities (1.3%)
* AES Corp.	727,790	7,271
Western Gas Resources, Inc.	100,440	2,872

		10,143

Other (2.3%)
General Electric Co.	271,940	9,132
Tyco International Ltd.	277,870	8,519

		17,651

TOTAL COMMON STOCKS
(Cost $722,419)		762,541

TEMPORARY CASH INVESTMENTS (4.8%)

Vanguard Market
Liquidity Fund
1.74	13,428,320	13,428
Vanguard Market
Liquidity Fund
1.74%**--Note G	23,308,200	23,308

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $36,736)		36,736

TOTAL INVESTMENTS (104.4%)
(Cost $759,155)		799,277

OTHER ASSETS AND LIABILITIES (-4.4%)

Other Assets--Note C		15,468
Security Lending Collateral
Payable to Brokers--Note G		(23,308)
Other Liabilities		(26,204)

		(34,044)

NET ASSETS (100%)

Applicable to 88,137,769 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		$765,233

NET ASSET VALUE PER SHARE		$8.68

^See Note A in Notes to Financial Statements.
*Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.

	Amount (000)	Per Share
AT SEPTEMBER 30, 2004, NET ASSETS CONSISTED OF:

Paid-in Capital	$1,375,745	$15.60
Overdistributed Net
Investment Income	(40)	--
Accumulated Net
Realized Losses	(650,594)	(7.38)
Unrealized Appreciation	40,122.46

NET ASSETS	$765,233	$8.68

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

17

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Growth Equity Fund Year Ended September 30, 2004 (000)

INVESTMENT INCOME
Income
Dividends	$6,075
Interest	58
Security Lending	22

Total Income	6,155

Expenses
Investment Advisory Fees--Note B
Basic Fee	3,170
Performance Adjustment	(314)
The Vanguard Group--Note C
Management and Administrative	2,838
Marketing and Distribution	136
Custodian Fees	18
Auditing Fees	16
Shareholders' Reports	38
Trustees' Fees and Expenses	1

Total Expenses	5,903
Expenses Paid Indirectly--Note D	(878)

Net Expenses	5,025

NET INVESTMENT INCOME	1,130

REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD	26,883

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES	3,625

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$31,638

18

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

	Growth Equity Fund
	Year Ended September 30,
	2004 (000)	2003 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$1,130	$1,498
Realized Net Gain (Loss)	26,883	48,104
Change in Unrealized Appreciation (Depreciation)	3,625	113,164

Net Increase (Decrease) in Net Assets Resulting from Operations	31,638	162,766

Distributions
Net Investment Income	(1,780)	(1,480)
Realized Capital Gain	--	--

Total Distributions	(1,780)	(1,480)

Capital Share Transactions1
Issued	260,514	267,990
Issued in Lieu of Cash Distributions	1,727	1,435
Redeemed	(251,260)	(206,428)

Net Increase (Decrease) from Capital Share Transactions	10,981	62,997

Total Increase (Decrease)	40,839	224,283

Net Assets
Beginning of Period	724,394	500,111

End of Period	$765,233	$724,394

1Shares Issued (Redeemed)
Issued	28,624	36,175
Issued in Lieu of Cash Distributions	190	212
Redeemed	(27,778)	(28,304)

Net Increase (Decrease) in Shares Outstanding	1,036	8,083

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FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Growth Equity Fund
	Year Ended September 30,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001	2000*

Net Asset Value, Beginning of Period	$8.32	$6.33	$8.23	$18.68	$15.88

Investment Operations
Net Investment Income (Loss)	.01	.018	.01	(.01)	(.01)
Net Realized and Unrealized Gain (Loss) on Investments	.37	1.990	(1.91)	(10.44)	7.33

Total from Investment Operations	.38	2.008	(1.90)	(10.45)	7.32

Distributions
Dividends from Net Investment Income	(.02)	(.018)	--	--	--
Distributions from Realized Capital Gains	--	--	--	--	(4.52)

Total Distributions	(.02)	(.018)	--	--	(4.52)

Net Asset Value, End of Period	$8.68	$8.32	$6.33	$8.23	$18.68

Total Return	4.56%	31.79%	-23.09%	-55.94%	51.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$765	$724	$500	$625	$918
Ratio of Total Expenses to Average Net Assets	0.72%**	0.54%**	0.58%**	0.77%**	0.74%
Ratio of Net Expenses to Average Net Assets--Note D	0.61%**	0.42%**	0.43%**	0.59%**	0.72%
Ratio of Net Investment Income (Loss) to
Average Net Assets	0.14%	0.25%	0.12%	(0.10%)	(0.19%)
Portfolio Turnover Rate	162%	220%	273%	357%	303%

*Turner Growth Equity Fund reorganized into Vanguard Growth Equity Fund effective June 12, 2000.
**Includes performance-based investment advisory fee increases (decreases) of (0.04%) for 2004, (0.29%) for 2003, (0.20%) for 2002, and (0.05%) for 2001.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

20

NOTES TO FINANCIAL STATEMENTS

Vanguard Growth Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard® Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Repurchase Agreements: The fund, along with other members of The Vanguard Group, may transfer uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government and agency securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.     Turner Investment Partners provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Russell 1000 Growth Index. For the year ended September 30, 2004, the investment advisory fee represented an effective annual basic rate of 0.39% of the fund’s average net assets before a decrease of $314,000 (0.04%) based on performance.

C.     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2004, the fund had contributed capital of $109,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.11% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

21

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

D.     The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended September 30, 2004, these arrangements reduced the fund’s expenses by $878,000 (an annual rate of 0.11% of average net assets).

E.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. For tax purposes, at September 30, 2004, the fund had $863,000 of ordinary income available for distribution. The fund had available realized losses of $650,442,000 to offset future net capital gains of $18,905,000 through September 30, 2009, $495,055,000 through September 30, 2010, and $136,482,000 through September 30, 2011.

At September 30, 2004, net unrealized appreciation of investment securities for tax purposes was $40,122,000, consisting of unrealized gains of $59,384,000 on securities that had risen in value since their purchase and $19,262,000 in unrealized losses on securities that had fallen in value since their purchase.

F.     During the year ended September 30, 2004, the fund purchased $1,320,254,000 of investment securities and sold $1,312,624,000 of investment securities other than temporary cash investments.

G.     The market value of securities on loan to broker/dealers at September 30, 2004, was $22,522,000, for which the fund held cash collateral of $23,308,000. The fund invests cash collateral received in temporary cash investments, and records a liability for the return of the collateral, during the period the securities are on loan.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard Growth Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Growth Equity Fund (the “Fund”) at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 3, 2004

SPECIAL 2004 TAX INFORMATION

(UNAUDITED) FOR VANGUARD GROWTH EQUITY FUND

This information for the fiscal year ended September 30, 2004, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,780,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

23

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard® funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (131)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (131)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001†	Trustee (131)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (131)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

†	December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds, and the Vanguard® State Tax-Exempt Funds.

the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (131)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (131)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (131)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (131)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 1- 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.

World Wide Web
www.vanguard.com

Fund Information
1-800-662-7447

Direct Investor
Account Services
1-800-662-2739

Institutional Investor
Services
1-800-523-1036

Text Telephone
1-800-952-3335

© 2004 The Vanguard Group, Inc.All
rights reserved.Vanguard
MarketingCorporation,
Distributor.

Q5440 112004

Item 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

Item 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2004: $35,000
Fiscal Year Ended September 30, 2003: $28,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2004: $1,685,500
Fiscal Year Ended September 30, 2003: $1,620,200

(b)    Audit-Related Fees.

Fiscal Year Ended September 30, 2004: $257,800
Fiscal Year Ended September 30, 2003: $324,460

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)    Tax Fees.

Fiscal Year Ended September 30, 2004: $76,400
Fiscal Year Ended September 30, 2003: $409,900

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)    All Other Fees.

Fiscal Year Ended September 30, 2004: $0
Fiscal Year Ended September 30, 2003: $31,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2)  No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2004: $76,400
Fiscal Year Ended September 30, 2003: $440,900

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Controls and Procedures.

    (a)  Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)  Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits.

     (a)  Code of Ethics.
     (b)  Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FENWAY FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date: November 15, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FENWAY FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date: November 15, 2004

VANGUARD FENWAY FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date: November 15, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.